Exhibit 99.1

SHAREHOLDERS AGREEMENT

This Shareholders Agreement (the “Agreement”) is made on this                day of                               , 2011 by and between:

1.                                       ELIXIR GAMING TECHNOLOGIES (CAMBODIA) CO., LIMITED, a Cambodian private limited company incorporated under the laws of the Kingdom of Cambodia under the number Co. 4497/08E on January 18, 2008, having its registered address at Suite No. 8 & 9, Ground Floor, North Wing, Hotel Cambodiana, 313 Sisowath Quay, Phnom Penh, Cambodia, represented by Mr. Chung Yuk Man, a Chinese citizen, holding Passport No. H90130531 and residing at Flat B, 30/F, Tower 3, Tregunter, 14 Tregunter Path, Mid-Levels, Hong Kong (“EGT”); and

2.                                       MEY THOUL, an individual, holder of the Cambodian identity card number 010333534, residing at No. 221, Street 150, Sangkat Toek Laark II, Khan Toul Kok, Phnom Penh, Kingdom of Cambodia (“MEY”).

Hereinafter individually referred to as “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS DREAMWORLD LEISURE (KAMPOT) LIMITED is a private limited company incorporated under the laws of the Kingdom of Cambodia (the “Company”), and the Company intends to apply for a Gaming License and subject to the grant of the Gaming License and other necessary permits by the Cambodian government or local authorities, to construct and develop and operate a casino on the Land owned by MEY (the “Project”).

WHEREAS the Parties above are shareholders in the Company and wish to set down their respective contributions to, responsibilities and rights in, the Project and the Company according to this Agreement.

AGREEMENT

ARTICLE   1:  Business of the Company

1.1                                 The Parties hereby absolutely and irrevocably agree that they shall cause the Company to apply, as soon as reasonably practicable after the date hereof, to the relevant government authorities for a preliminary or in-principle gaming license under the name of the Company, to construct, open and operate a casino (the “Casino”) on the Land (as defined below) and if applicable, upon completion of the casino development, to apply to the relevant government authorities for a formal gaming license to operate the Casino, and to the extent permitted by applicable laws, to maintain the validity of such gaming license for the duration of the Project (or such longer period as may be agreed by the Parties in writing).

1.2                                 The gaming license(s) as described in Article 1.1 above shall, at a minimum, authorize the Company to construct, develop, open and operate gaming business within Kampot Province, Kingdom of Cambodia and the games which are permitted within the Casino shall include table games of all kinds (including but not limited to, Baccarat, Black Jack, Poker, Roulette, Dice Game, etc.), electronic gaming machines, sports betting and lottery (collectively the “Gaming License”).

1.3                                 It is agreed by the Parties that the sole business of the Company shall be the operation of the Casino (and any other ancillary facilities as mentioned below) and the period of duration of the Project is 25 years from the date hereof, subject to any renewal by the Parties in writing (the “Project Term”).The Parties hereby acknowledge that the Project Term is different from the period of duration of the Company as stated in the Articles of Incorporation of the Company.

ARTICLE   2:  Obligations and Undertakings of MEY

2.1                                 MEY hereby warrants and represents to EGT that he is the lawful owner of a parcel of land of a total area of approximately 10,000 square meters located in Phleov Village, Russey Srok Khang Lech Commune, Kompong Trach District, Kampot Province, which is the border area of the Kingdom of Cambodia and Vietnam, as identified by three Letters of Transfer of Possessory Right all dated 21 February 2008 and certified by the Chief of Commune and the Governor of the Kompong Trach District attached hereto as Annex A (hereinafter the “Land”).

2.2                                 MEY hereby absolutely and irrevocably agrees that during the term of the Project, he will not sell the Land or mortgage, charge, pledge, hypothecate, grant any lien, encumbrance, fiduciary security or other security interest or any other arrangement having the effect of conferring security, including a conditional sale, hire purchase or lease agreement (save and except for the lease agreement for leasing the Land to the Company as described below) or other title retention arrangement (referred to herein as an “Encumbrance”) in respect of the Land without the prior written approval of EGT.

2.3                                 In consideration of the covenants, obligations and agreements of EGT under this Agreement, MEY hereby agrees that:

(a)          within 30 days from the date of the Agreement or such later time as may be agreed by EGT in writing, he will enter into a lease agreement for leasing the Land to the Company for the Company to construct, open and operate the Casino on it for a lease term equivalent to the Project Term and throughout the term of the Lease, the yearly rental of the Land shall only be US$1.00 (the “Lease”);

(b)         throughout the term of the Lease, he will, at his own costs, pay and settle all government charges and/or levies of the Land on a timely basis; and

(c)          he will, at his own costs, vacant the Land and deliver the vacant possession thereof to the Company as soon as reasonably practicable after the date of the preliminary Gaming License.

ARTICLE   3:  Obligations and Undertakings of EGT

3.1                                 In consideration of the covenants, obligations and agreements of MEY under this Agreement and subject to the fulfillment of the conditions precedents described in clause 3.2 of the Agreement, EGT will :

(a)                                  pay MEY an one-off lump sum of US$260,000;

(b)                                 at its own costs, construct and develop the Casino (and other ancillary facilities which may be deemed suitable from time to time by EGT at its own absolute discretion to complement the Casino operation and/or to boost the business of the Casino, whether within or besides the Casino, which may include, but not limited to, hotel rooms, karaoke and spa) provided that EGT shall have the absolute right and control over the design (including both exterior and interior designs) of the building of the Casino (collectively the “Building Structure”), the floor layout of the casino floor and/or the other facilities and the budget of the entire construction project;

(c)                                  at its own costs, provide all equipment assets for use by the Casino which can be readily detached or moved away from the Building Structure without materially damaging the Building Structure and these include, but not limited to, all gaming tables, electronic gaming machines and other gaming equipment (collectively “Movable Equipment Assets”), as EGT deems appropriate from time to time for the business operation of the Casino; and

(d)                                 during the Project Term, provide at its own costs :

(i)        the necessary working capital to the Company as EGT may from time to time deems reasonably sufficient for carrying out and maintaining the daily operation of the Casino (and the other ancillary facilities as mentioned above, if any) provided that the funding of such working capital by EGT shall be made by way of shareholder loans. Except in case of termination of the Project or this Agreement, or the liquidation or dissolution of the Company for any reason whatsoever, EGT will not demand the Company to repay the principal amount of such shareholder loans or any part thereof during the Project Term; and

(ii)       repair and maintain the Building Structure and the Movable Equipment Assets in good functional condition (normal fair wear and tear excepted).

3.2                                 The obligations of EGT under clause 3.1 are subject to the fulfillment of the following conditions precedent (the “Conditions precedent”) to EGT’s entire satisfaction within 3 months from the date hereof;

(a)                                  the obtaining by the Company of the preliminary Gaming License;

(b)                                 the obtaining by the Company of the relevant construction permit(s) from the relevant authorities for construction of the Casino on the Land;

(c)                                  the entering into the Lease between MEY and the Company;

(d)                                 the delivery of the vacant possession of the Land by MEY to the Company; and

(e)                                  the obtaining by the Company of all approvals required by the relevant Cambodian and Vietnamese land authorities in respect of the construction of buildings on the Land.

The conditions precedent described in this clause 3.2 are for the sole benefit of EGT, which EGT may waive by giving notice in writing to MEY.

3.3                                 Each Party must do everything reasonably necessary on its part to procure satisfaction of the Conditions Precedent as quickly as possible.

3.4                                 If any or all of the Conditions Precedent are not waived or fulfilled within three months or such further period as agreed by EGT in writing, this Agreement shall automatically terminate save for the provisions 10 to 16, which shall remain of full force and effect, and no Party shall have any claim against the others arising out of or in connection with this Agreement.

3.5                                 Termination does not:

(a)                                  affect rights or obligations arising from past failure to perform obligations under this Agreement; or

(b                                     create any liability for any Party under this Agreement.

ARTICLE   4:  Other agreements of the Parties

4.1                                 The Parties agree that throughout the Project Term, EGT shall have the exclusive management right and control over the business operation of the Casino and all business decisions and policies making in respect of the Casino’s business shall be vested on EGT absolutely.

4.2                                The Parties further agree that, without prejudice to the generality of the foregoing provision, EGT shall have the absolute rights to manage and control :

(a)                                  the brand-building and marketing of the Casino provided that all the promotional and marketing expenditures shall form part of the OPEX (as defined in Article 4.3 below);

(b)                                 the cage and the treasury function of the Casino which includes, but not limited to, the money collection from the electronic gaming machines placed on the gaming floor of the Casino;

(c)                                  the employment of all the floor staffs which includes, but not limited to, the determination of the necessary number of the floor staffs, the recruitment, training, and lay-off of the floor staffs provided that all salaries and other fringe benefits for the floor staffs shall form part of the OPEX;

(d)                                 the selection of suppliers and purchase of consumable materials and goods, which include, but not limited to, food and beverage materials, for use in the Casino’s business provided that all costs for such purchases shall form part of the OPEX;

(e)                                  the selection of insurance carrier for insuring the Casino and other third party liability risks as EGT deems appropriate provided that all costs for such insurance shall form part of the OPEX ; and

(f)                                    the determination of house rules and policies of the Casino and the pay-out rate of the electronic gaming machines installed therein.

4.3                                 For the purpose of this Agreement, the term “OPEX” shall mean all operational expenditures (whether they are pre-Casino opening or post-opening expenditures) that relate to the daily operation of the Casino, which include, but not limited to, utilities charges, training costs and uniform costs for the floor staffs, salaries and other fringe benefits for the floor staffs, food and beverage costs, marketing and promotional expenditures, applicable insurance costs, the renewal fees of the Casino Licenses and such other expenses as may be agreed by the Parties in writing from time to time.

4.4                                 It is agreed by the Parties that:

(a)                                  to the extent permitted by the applicable laws and the normal accounting principle, the “profit” of the Company in respect of any given period shall be calculated and measure by reference to the total income of the Casino (and the other ancillary facilities as mentioned above, if any) LESS (i) all payouts (including, but not limited to, any payout of jackpots of slot machines) to customers, (ii) OPEX; and (iii) all taxes levied on the gaming operation and the non-gaming part of business of the Casino, of that relevant period;

(b)                                 provided that the Company is profit making and subject to the provisions and procedures in respect of declaring dividends as set forth in the Articles of Incorporation of the Company and in the Cambodian corporate law, the Board of Directors of the Company shall declare dividends to the Shareholders of the Company as often as possible but in any case not less than once every six months;

(c)                                  the share capital of the Company shall be of an amount of KHR 4,000,000, represented by 1,000 shares divided into 670 Class A Shares and 330 Class B Shares, each share having a par value of KHR4,000; and

(d)                                 EGT will hold all Class A Shares and MEY will hold all Class B Shares. In case any dividend is declared, EGT shall be entitled to 60% thereof and MEY shall be entitled to 40%.  The Parties hereby acknowledge that the above proportion is different to the proportion of shares owned in the Company by each Party and right and privileges of each class of shares are those described in the Articles of Incorporation of the Company that shall be substantially in the form of Annex B.

4.5                                 The Parties also agree that :

(a)                                  during the Project Term, the Building Structure and the Land shall be fully possessed and controlled by EGT. In particular, EGT shall have the right to dismantle and/or remove all or any portion of the Building Structure (whether or not owned by MEY) and dispose of them without payment of any compensation to MEY and erect such buildings and other structures, or install any equipment or machinery as it considers appropriate on Building Structure and Land for any lawful purposes.  If the Project is expired through passage of time or if the Project or this Agreement is terminated due to a material breach of the Agreement by EGT (it being specified that any operating loss suffered by the Casino’s business shall not be regarded as a default by EGT), then MEY will recover possession and control of the Building Structure without having to pay any indemnities and upon such expiration or termination, EGT shall peacefully vacant from the Building Structure. If however the Project or this Agreement is terminated for any other reasons (including but not limited to termination by mutual written consents), MEY shall pay to EGT, as a compensation for the early termination of the Project, an indemnity equal to the then fair market value of the Building Structure (the “Indemnity”) provided that the payment of Indemnity by MEY shall not preclude EGT from making any claim against MEY for other damages, loss and/or expenses if the termination of the Project is due to a material breach of the Agreement by MEY.  MEY shall settle and pay the Indemnity in United States dollars to EGT within 30 days from the date of termination of the Project or this Agreement, whichever is earlier;

(b)                                 at all times during or after the Project Term, all Moveable Equipment Assets (which include, but not limited to, all gaming tables, electronic gaming machines, gaming equipment, spare parts, components used for maintaining the same) supplied or provided by EGT hereunder are and shall remain the personal property of EGT and EGT shall have the rights to remove the same from the Building Structure without any limitations or restrictions upon any expiration or termination of the Project or this Agreement;

(c)                                  the tentative name of the Casino shall be “Dreamworld Kampot Casino” and all intellectual property rights embodied in the trade name, trade mark or logo of “Dreamworld” (collectively, the “Trade Name”) shall at all times belong to and owned by EGT. For the avoidance of doubt, MEY and the Company shall have no rights in the Trade Name;

(e)                                  Without prejudice to clause at any time prior to the expiration of the Project Term, the Project and this Agreement may be terminated :

(i)                  by mutual consents in writing by the Parties; or

(ii)               if the Casino’s operation is prohibited due to the introduction of any new laws, rules or regulations or if the Company fails to renew or maintain the Gaming License not owing to the Company’s or any Party’s default, then either Party may give immediate written notice to the other Party to terminate this Agreement; or

(iii)            where there is a material breach of any clause of the Agreement by any Party (the “Defaulting Party”) and the Defaulting Party fails to effect a reasonably adequate remedy thereof within sixty (60) days after receipt of written notice thereof from the complaining party (the “Non-defaulting Party”), then the Non-defaulting Party may give immediate written notice to the Defaulting Party to terminate this Agreement.

Upon any termination or expiration of the Project and this Agreement, the Parties shall, subject to sub-clause (e) below, discuss in good faith with regard to the division of assets and/or liquidation of the Company or in case the Casino’s business can be carried on, the possibility of one Party acquiring the shares in the Company from the other.

(f)                                    to the extent permitted by the applicable laws and as between the Parties, upon any liquidation or dissolution of the Company, whether voluntarily or involuntarily, all assets of the Company shall be first applied to repay the shareholder loans (and any interest accrued thereon) funded by EGT and any residual amount thereof shall be divided by the Parties as to 60% to EGT (or its successor in title) and 40% to MEY (or his successor in title). The Parties hereby acknowledge that the above proportion is different to the proportion of shares owned in the Company by each Party.

ARTICLE   5:  Restrictions to Transfer

Each Party cannot do, or agree to do, any of the following without the prior written consent of the other Party: sell, transfer lease, assign, encumber, dispose of, create any liability over or any rights or interest relating to, all or any part of the Company’s shares.  The Parties shall procure that any transferee of the Company’s shares must enter into a Deed of Adherence substantially in the form set out in Schedule 1 hereto attached, and also agree to be bound by the Articles of Incorporation and other agreements entered into between the shareholders of the Company.

On ceasing to be a shareholder, a Party must hand over to the Company material correspondence, schedules, documents and records relating to the Company that are in the Party’s possession or control and the Party shall not keep any copies.

ARTICLE   6:  Warranties

Each of the Parties represents and warrants to the other that:

(a)          it has full power and authority to enter into and to perform its obligations under this Agreement, which when executed, shall constitute valid and binding obligations on each Party in accordance with the Agreement’s terms;

(b)         the entry into, delivery of, and performance of this Agreement by each Party shall not (i) result in any breach of any provision of a Party’s constitutional documents where a Party is a corporate entity; (ii) result in any claim by a third party against the other shareholder of the Company or against the Company itself; or (iii) result in a breach of any order, judgement or decree of any court, governmental agency or regulatory body to which a Party is a party or by which a Party or its assets are bound; and

(c)          it will conduct all activities or perform its obligations under this Agreement in compliance with all material applicable laws, which include, but not limited to, the applicable anti-corruption and anti-money laundering Cambodian legislations.

(d)         It has freely entered into this Agreement, is aware of the terms, conditions and its obligations and rights under it and acknowledges that it has sought and been properly advised in respect thereof. It further represents, warrants and covenants that it has and shall have the requisite experience, knowledge and capacity to enter into and perform this Agreement and that it is doing and will do so at all times at arm’s length commercial terms.

Each of the Parties acknowledges that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly incorporated herein.

ARTICLE   7:  Ambiguity or Inconsistency with Articles

In the event of any ambiguity or discrepancy between the provisions of this Agreement and the Articles of Incorporation of the Company, it is intended that the provisions of this Agreement shall prevail and, accordingly, the Parties shall exercise all voting and other rights and powers available to them so as to give full effect to the provisions of this Agreement and shall furthermore, if necessary, procure any amendment to the Articles of Incorporation of the Company that are required in order to be consistent with the provisions of this Agreement.

ARTICLE   8:  Exercise of Rights

As soon as possible after the execution of this Agreement the Parties shall, or shall use best endeavours to procure that any necessary third party shall, at the cost of the relevant Party, execute such documents and do such acts and things as that Party may reasonably require for the purpose of giving to that Party the full benefit of all the provisions of this Agreement.

No failure or delay of any Party to exercise any right, power or remedy in connection with this Agreement (each a “Right”) shall operate as a waiver of that Right, nor shall any single or partial exercise of any Right preclude the exercise of any other Right or the further exercise of the partially exercised Right. The Rights provided in this Agreement are cumulative and not exclusive of any other Rights (whether provided by law or otherwise). Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.

ARTICLE   9:  Assignment

None of the Parties may assign or transfer all or any part of their rights or obligations under this Agreement or any benefit arising under or out of this Agreement without the prior written consent of the other Party, it being specified that this Agreement shall bind the estate of MEY in the unfortunate event of his death.

ARTICLE   10:  Announcements and Circulars

The Parties acknowledge and agree that EGT and/or its parent company, namely, Entertainment Gaming Asia Inc., which is a listed company in the United States of America, may make such public announcement or press release relating to the Company and/or this Agreement for compliance with the relevant listing rules and regulations at any time without the requirement of seeking any prior approval of MEY.

ARTICLE   11:  Binding on Heirs and Assignees

This Agreement shall be binding upon the heirs, personal representatives, successors, and assigns of the Parties.

ARTICLE   12:  Language

This Agreement is made in the English and Khmer language and if there is a conflict between the two versions, the English language version shall prevail.

The headings in this Agreement are inserted for convenience only and shall not affect the construction of the provisions of this Agreement. Words denoting the singular number only include the plural and vice versa. Words importing the masculine gender shall include the feminine and neutral genders and vice versa

ARTICLE   13:  Entire Agreement

This Agreement constitutes the entire agreement between the Parties, and it supersedes all other written or oral agreements of the Parties that are in conflict with this Agreement, and it may not be amended except in writing signed by or on behalf of each of the Parties.

ARTICLE   14:  Governing Law

This Agreement, its validity, interpretation and implementation shall be governed by, and construed in accordance with, the laws of the Kingdom of Cambodia.

ARTICLE   15: Dispute Resolution

If a dispute or difference shall arise between the Parties as to the interpretation of this Agreement or as to any matter or thing of whatsoever nature arising under or in connection with this Agreement, then the disputing party shall notify the other Party in writing (“Notice of Dispute”). Within thirty (30) days (or such longer period as may be agreed by the parties in writing from time to time) of receiving the Notice of Dispute, the authorised representatives of the Parties shall meet and attempt in good faith to resolve the dispute.

In case the Parties fail to resolve any differences, disputes and/or controversies within thirty (30) days (or such longer period as may be agreed by the parties in writing from time to time) of the date of Notice of Dispute, such dispute or controversy shall be referred to and finally resolved by arbitration in Hong Kong, in accordance with the Arbitration Rules of the Hong Kong International Arbitration Centre (“HKIAC”), for the time being in force, which rules are deemed to be incorporated by reference into this Article 15. The arbitration proceedings shall be conducted in English. The tribunal shall consist of three (3) arbitrators to be jointly appointed by the Parties. If the Parties are unable to agree upon the arbitrators within fourteen (14) days of the notice of arbitration, such arbitrator shall be appointed by the Chairman of the HKIAC. The chairman of the tribunal shall have the power to determine questions of procedure.

The Parties expressly agree no appeal of the decision of the arbitrators shall be permissible and the Parties shall neither dispute nor question the validity of such award before any court via which any enforcement action is taken by the party in whose favor an award has been issued. No Party shall be entitled to commence or maintain any action in a court of law upon any matter in dispute until such matter is submitted and determined as provided above and then only for the enforcement of such arbitration.

ARTICLE   16: Severability

If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable under applicable law, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, unless such provision is of such essential importance for this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without such provision.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives on the day and year first above written.

THE SHAREHOLDERS OF DREAMWORLD LEISURE (KAMPOT) LIMITED:

MEY THOUL	ELIXIR GAMING TECHNOLOGIES (CAMBODIA)
Holder of the Cambodian identity card number	CO., LIMITED
010333534	By its authorized representative

Mr. Mey Thoul	Mr. Chung Yuk Man

WITNESS:	WITNESS

Name:	Name:

SCHEDULE 1

DEED OF ADHERENCE OF DREAMWORLD LEISURE (KAMPOT) LIMITED

This DEED OF ADHERENCE is made on               day of                        , 20         by and between:

(1)                                  [*]                                 (the “Selling Shareholder”);

(2)                                  [*]                                 (the “New Shareholder”); and

(3)                                  [*]                                 (the “Remaining Shareholder”)

RECITALS

(A)                              WHEREAS the Remaining Shareholder and the Selling Shareholder are parties to a Shareholders Agreement (the “Agreement”) dated            day of                         , 2011 which sets out their respective rights and obligations between themselves as shareholders of DREAMWORLD LEISURE (KAMPOT) LIMITED (the “Company”).

(B)                                WHEREAS the Selling Shareholder has agreed to sell all of its shares in the Company to the New Shareholder and transfer all its rights and obligations arising under the Agreement to the New Shareholder on the terms of this Deed of Adherence.

(C)                                WHEREAS the New Shareholder has agreed to purchase all of the Selling Shareholder’s shares in the Company and accept the transfer of all of the Selling Shareholder’s rights and obligations arising under the Agreement on the terms of this Deed of Adherence.

AGREEMENT

IT IS AGREED as follows, with effect from the date of this Deed of Adherence:

1                                         Terms and expressions defined in the Agreement shall, unless the context otherwise requires, have the same meanings in this Deed of Adherence.

2                                         Subject to paragraph 4 below, the Selling Shareholder and the Remaining Shareholder shall be released from further obligations to each other in relation to the Agreement and their respective rights against each other thereunder shall be cancelled (such rights and obligations being the “discharged rights and obligations”).

3                                         The New Shareholder and the Remaining Shareholder shall assume new obligations towards each other and acquire new rights against each other which differ from the discharged rights and obligations only insofar as the New Shareholder has assumed and acquired the same in place of the Selling Shareholder.

4                                         Notwithstanding any other provision herein, this Deed of Adherence shall not operate to release or discharge the Selling Shareholder or the Remaining Shareholder in respect of the Existing Claims, where “Existing Claims” means such breaches or alleged breaches of obligations under the Agreement as are at the date of this Deed of Adherence the subject of arbitration or litigation between the Selling Shareholder and the Remaining Shareholder.

EXECUTED as a deed on the date written above.

SHAREHOLDERS OF DREAMWORLD LEISURE (KAMPOT) LIMITED:	WITNESSES:

New Shareholder:	Name:

Selling Shareholder:	Name:

Remaining Shareholder:	Name:

ANNEX A

Letters of Possessory Right

(Attached)

ANNEX B

Articles of Incorporation

(Attached)

ARTICLES OF INCORPORATION

OF

[Khmer language]

DREAMWORLD LEISURE (KAMPOT) LIMITED

A PRIVATE LIMITED COMPANY

Capital: KHR 4,000,000

CHAPTER I

General

1.               Name of Company.  The name of the company is [Khmer language] in the Khmer language and DREAMWORLD LEISURE (KAMPOT) LIMITED in the English language (herein, the “Company”).

2.               Legal Form. The Company is established as a private limited company under the commercial laws of the Kingdom of Cambodia.

3.               Business Objectives. The purpose and objectives of the Company are, inter alia:

•                  Trading: Purchasing, selling, exchanging, exporting, and importing all kinds of goods, importing medicines and all kinds of medical equipment;

•                  Renting, warehousing all kinds of products and goods — Repairing all kinds of materials and goods;

•                  Buying, selling, leasing commercial goodwill;

•                  Currency exchange, productions, purchase and sales of jewelry;

•                  Hospital for consultation and treating diseases;

•                  Establishment of a school;

•                  Commercial agency — Commercial representative;

•                  Financial and Commercial consultation service;

•                  Publishing;

•                  Production of cinema and Video CD;

•                  Transportation: by sea, by land and by air — Goods forwarding and distributing service;

•                  Construction, repairing buildings, bridges and roads;

•                  Tourism: Hotels, Restaurants, Entertainment Center;

•                  Investment in the field of agriculture: Planting, livestock;

•                  Investment in the field of industry: Factory and Handicraft;

•                  Engagement in legal commercial activities relevant to the aforementioned business objectives; and

•                  Joining with other existing or newly-formed companies which directly or indirectly relate to the Company’s business objectives, including through the establishment of new companies, buying or selling shares, mergers, alliances or participation in other cooperative activities in furtherance of the above objectives.

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4.               Registered Office.  The address of the Company is Suite No. 8 & 9, Ground Floor, North Wing, Hotel Cambodiana, 313 Sisowath Quay, Phnom Penh, Cambodia.

5.               Duration.  The period of duration of the Company is indefinite, beginning from the date of registration with the Ministry of Commerce in the Kingdom of Cambodia. The Company terminates at the decision of the Shareholders in accordance with applicable law and their shareholders agreement.

CHAPTER II

Governing Principles

6.               Applicable Laws.  The Company shall be governed by, and shall conduct its activities and exercise its powers in a manner consistent with, applicable laws and these Articles.

7.               Inconsistency with Laws.  If a provision of these Articles is prohibited by or inconsistent with an applicable law or the relevant terms of the shareholders agreement, that provision shall be ineffective to the extent of the prohibition or inconsistency. That shall not affect the validity or enforceability of the remaining provisions of these Articles.

8.               Articles Binding. These Articles shall have effect as a contract between the Company and each Shareholder, the Company and each Director of the Company, and a Shareholder and each other Shareholder, under which each person agrees to observe and perform these Articles so far as they apply to that person.

CHAPTER III

Capital, Shares and Shareholders

9.               Shares and Share Capital. The Company’s total initial registered share capital shall be KHR 4,000,000, represented by 1,000 shares, each share having a par value KHR 4,000. This share capital shall be fully subscribed and shall be paid up as required by Cambodian law.

The total shares of the Company shall consist of:

(i)                                     670 Class A Shares, each share having a par value of KHR 4,000; and

(ii)                                  330 Class B Shares, each share having a par value of KHR 4,000.

10.         Classification of Shares.  The rights, privileges, restrictions and conditions attached to each class of shares are as follows:

10. 1                        Class A Shares

The rights of the holders of Class A Shares include the rights to:-

(i)                                     vote at any general meetings of the Company;

(ii)                                  receive 60% of any dividends distributed by the Company;

(iii)                               receive 60% of the remaining property of the Company on dissolution; and

(iv)                              transfer, sell, encumber, pledge, devise or make other disposition of the shares to individuals who are not Shareholders in the Company after first obtaining the written consents from the other Class B Shareholders (who may give such consents at their

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absolute discretion or request Class A Shareholders to sell the same to them on the same terms and conditions as Class A Shareholders offered to the potential buyers), and upon authorization by the Board of Directors pursuant to Article 14 of these Articles.

(v)                                 nominate a majority number of Directors and initially two (2) Directors of the Company.

10.2                           Class B Shares

The rights of the holders of Class B Shares include the rights to:-

(i)                                  vote at any general meetings of the Company;

(ii)                               receive 40% of any dividends distributed by the Company;

(iii)                            receive 40% of the remaining property of the Company on dissolution; and

(iv)                           transfer, sell, encumber, pledge, devise or make other disposition of the shares to individuals who are not Shareholders in the Company after first obtaining the written consents from the other Class A Shareholders (who may give such consents at their absolute discretion or request Class B Shareholders to sell the same to them on the same terms and conditions as Class B Shareholders offered to the potential buyers), and upon authorization by the Board of Directors pursuant to Article 14 of these Articles.

(v)                              nominate one (1) Director of the Company.

11.         Shareholders and Shareholding. The names and addresses of the Shareholders of the Company (the “Shareholders”) are:

a.                           ELIXIR GAMING TECHNOLOGIES (CAMBODIA) CO., LIMITED, a Cambodian private limited company incorporated under the laws of the Kingdom of Cambodia under the number Co. 4497/08E on January 18, 2008, having its registered address at Suite No. 8 & 9, Ground Floor, North Wing, Hotel Cambodiana, 313 Sisowath Quay, Phnom Penh, Cambodia, represented by Mr. Chung Yuk Man, Director, holding 670 (Six Hundred and Seventy) Class A Shares.

b.                          Mr. MEY Thoul, a Cambodian individual, holding Cambodian ID card number 010333534, and residing at No. 221, Street 150, Sangkat Toek Laark II, Khan Toul Kok, Phnom Penh, Kingdom of Cambodia, holding 330 (Three Hundred and Thirty) Class B Shares.

12.         Share Certificates.  Shares of the Company shall be issued in named share certificates.  The official Company seal and the signature(s) of at least 1 (One) Director shall be affixed to each certificate.  The share certificates shall indicate the class of the shares and, if applicable, any Shareholders agreement in relation to the shares.

13.         Share Register Book.  The Company shall keep a written register of all Shareholders in a “Share Register Book”. The Share Register Book shall record the particulars of every Shareholder and any transfer, encumbrances, or alteration of a share.  Only those persons or entities registered as Shareholders in the Share Register Book shall be the Shareholders of the Company.

14.         Transfer.  Shares of the Company shall not be transferred, sold, encumbered, pledged, devised, or otherwise disposed of without a prior Resolution of the Board of Directors of the Company specifically authorizing such transfer, sale, pledge, devise or other disposition.  The Board of Directors may refuse to register any transfer, sale, pledge, devise, inheritance or other disposition of any shares not so approved.

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15.         Shareholder Death or Insolvency.  Upon the death, insolvency or dissolution of any Class Shareholder, the shares of the deceased or dissolved Shareholder shall inure to the benefit of its successors and assigns, so that such successors and assigns will hold the shares of the deceased or dissolved Class Shareholder.

16.         Transfer Procedures.  All transfers of shares must be in writing and executed both by the transferor (or transferor’s authorized signatory pursuant to a valid and legally binding power of attorney appointing such individual to sign on transferor’s behalf) and the transferee.  The transferor shall be deemed to remain the holder of the shares until all required information about the transferee and the shares transferred are recorded in the Share Register Book.  All transfers of shares shall be registered with the Ministry of Commerce before becoming effective.

17.         Obligations of Transferee.  The transferor must cause the transferee to expressly agree in writing to be bound by the Articles and other agreements entered into between the Shareholders.

CHAPTER IV

General Shareholders’ Meetings

18.         General Meeting.  A general meeting of the Shareholders shall be summoned for the purposes of reviewing the general business of the Company and any other purpose required by law, as decided by the Board of Directors. The first general meeting of the Shareholders shall be held within 6 (Six) months of the date of registration of the Company.

19.         Notice.  At least 21 (Twenty-One) days’ notice prior to every general meeting shall be given to all Shareholders whose names appear in the Share Register Book.  Notices to Shareholders shall be sent by recorded hand delivery, mail, facsimile or email, as appropriate.  The notice shall specify the place, the day and the hour of the meeting, and the nature of the business to be transacted thereat.  Attendance at a general meeting shall constitute a waiver of notice.

20.         Mode of General Meeting. Shareholders are allowed to participate the meeting either by physically present in the meeting or by telephone, conference television or similar communication equipment or any other form of audio or audio-visual instantaneous communication by which all persons participating in the meeting are able to hear and be heard by all other participants.

21.         Quorum.  At every general meeting, a quorum shall consist of the Shareholders or their proxies holding 60% (Sixty Percent) of the shares of the Company.

22.         Resolutions.  Subjected to article 10 of these articles, decisions of the Shareholders are binding on the Company only if made by a Shareholder Resolution.  All Resolutions of the Shareholders shall require the affirmative votes of 51% (Fifty-One Percent) of all shares issued by the Company, except for those decisions which require a special Resolution of a majority of the Shareholders holding 2/3 (Two-Thirds) of the total shares of the Company. No Shareholder Resolution shall be binding on the Company unless approved in this manner.  The Shareholders may pass a Resolution without holding a meeting.  Such Resolution shall be valid and enforceable as if it were passed at a Shareholders’ meeting if it is signed by all of the Shareholders or their proxies. The signature of the Shareholders may be contained in a single document or may consist of several documents, all in like form. For the purpose of this Article, “in writing” and “signed” include approval by telex, facsimile, cable, telegram or email.  The duly signed Resolution shall be delivered to the Chairperson and placed with the minutes of the Company.

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23.         Special Resolutions.  The following matters shall require a Special Resolution of Shareholders, meaning a Resolution passed by a majority of not less than 2/3 (Two-Thirds) of the votes cast by the Shareholders who voted on the particular Resolution or a Resolution signed by all Shareholders entitled to vote (“Written Resolution”) on the particular Resolution (collectively “Special Resolution”):

23.1                        Changing the Company’s name;

23.2                        Change of registered capital of the Company;

23.3                        Approval for a Merger or dissolution of the Company;

23.4                        An increase, decrease or change with respect to the Company’s business objectives;

23.5                        A redistribution of the number of shares in a class with the change resulting in an absolute or relative characteristic of any particular class of shares provided that the approval of this requires a Written Resolution;

23.6                        A change in the dividends payable to any class of shares provided that the approval of this requires a Written Resolution;

23.7                        Increasing the Company’s capital by creation of new classes of shares of which the absolute or relative characteristics are superior or inferior to an existing class of shares provided that the approval of this requires a Written Resolution;

23.8                        Decreasing the Company’s stated capital by reducing the par value of any class or series of shares or the authorized shares of the Company;

23.9                        Changing the duration of existence of the Company provided that the approval of this requires a Written Resolution;

23.10                  Changing the registered address of the Company;

23.11                  Changing the quorum requirements for a Shareholders’ Meeting or a Board of Directors’ Meeting; and

23.12                  As otherwise required by these Articles.

24.         Proxies.  Any Shareholder may vote by proxy, provided the power given to the proxy is in writing.  The instrument appointing a proxy shall be dated and signed by the Shareholder and shall contain the following particulars:

24.1                        The number of shares held by the Shareholder;

24.2                        The full name and address of the proxy; and

24.3                        The meeting or meetings or the period for which the proxy is appointed.

25.         Deposit of Proxy.  If a proxy proposes to vote at a meeting, the instrument of appointment of the proxy must be deposited with the Chairperson of the Board of Directors at or before the commencement of that meeting.

26.         Voting Rights.  In casting votes at a general meeting, each Shareholder shall have one vote for each voting share held.  Only Shareholders duly registered and having paid all sums due and payable to the Company in respect of their shares, shall be entitled to vote on any question either personally or by proxy at any general meeting.

27.         Chairperson.  The Chairperson of the Board of Directors shall preside at every general meeting.  If there is no such Chairperson or if he or she is not present within 15 (Fifteen) minutes after the time appointed for holding the meeting, the Shareholder(s) present may elect one of the other Directors to be Chairperson.  If none of the Directors is present from which to select another Chairperson, the meeting shall be dissolved. The Chairperson shall not vote unless he or she holds the proxy of a Shareholder or is a Shareholder himself or herself.  In no case shall the Chairperson have a casting vote.

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CHAPTER V

Directors

28.         Board of Directors.  The Company shall be managed by the Board of Directors. The Board of Directors shall consist of a minimum of 1 (One) Director to a maximum of 5 (Five) Directors.

29.         Directors.  The name and address of the initials Directors are:

Chairman: Mr. CHUNG Yuk Man, an Chinese citizen, holding Chinese passport number H90130531 issued on March 6, 2002, residing at Flat B, 30/F, Tower 3, Tregunter, 14 Tregunter Path, Mid-levels, Hong Kong;

Director: Mr. TSUI Kin Ming, a Chinese citizen, holding Chinese passport number KJ0073322, issued on December 11, 2008, and residing at Flat 8, 4/F, 97 King Fuk Street, Cheong Tai Building, San Po Kong, Hong Kong; and

Director: Mr. MEY Thoul, a Cambodian citizen, holding Cambodian ID card number 010333534, and residing at No. 221, Street 150, Sangkat Toek Laark II, Khan Toul Kok, Phnom Penh, Kingdom of Cambodia

30.         Removal of Directors and Vacancies. Each Class of Shareholders may remove any Director appointed by such Class of Shareholders (but not Director appointed by the other Class of Shareholders), at any time, with or without cause.  If a vacancy occurs on the Board of Directors prior to the expiration of the term of the Director, because of removal or otherwise, the relevant Class of Shareholder shall elect another Director to fill the vacancy for the remainder of the term of the departed Director.

31.         Powers of the Board of Directors.  The Board of Directors shall have general powers to manage the Company which include, but are not limited to, the power to:

31.1                                                 propose to the Shareholders the increase or decrease of the registered capital and working capital;

31.2                                                 issue new shares, notes, bonds; debentures and other evidences of debt of the Company;

31.3                                                 fix, determine and vary from time-to-time the budget of the Company;

31.4                                                 borrow money;

31.5                                                 declare dividends in accordance with accounting principles and the terms of payment of each class of shares entitled to receive dividends;

31.6                                                 set apart, out of Company funds legally available for dividends, a reserve or reserves for any proper purpose or to abolish such reserve or reserves in the manner created;

31.7                                                 give a guarantee on behalf of the Company;

31.8                                                 propose to the Shareholders amendments to the Articles of Incorporation;

31.9                                                 propose to the Shareholders the sale of all, or the majority, of the Company’s assets;

31.10                                           propose to the Shareholders to create any mortgages, liens, charges, or other encumbrances over the Company’s assets;

31.11                                           appoint and/or remove officers and/or managers (collectively “Managers”) for the day-to-day management of the Company, determine their specific rights and set the salaries and other compensation for them;

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31.12                                           propose the salaries and other compensation for Directors to Shareholders for approval;

31.13                                           propose a merger agreement, a dissolution or a liquidation of the Company to the Shareholders for approval; and

31.14                                           approve audited statements and accounts of the Company.

32.               Board Meetings.  The Board of Directors shall meet at least 1 (One) time every 3 (Three) months.  The Board of Directors may hold additional meetings as determined by the Chairperson of the Board of Directors. The Directors may meet together for the dispatch of business adjourn, and otherwise regulate their meetings, as they think fit, including by holding meetings outside the Kingdom of Cambodia. Directors are allowed to participate the meeting either by physically present in the meeting or by telephone, conference television or similar communication equipment or any other form of audio or audio-visual instantaneous communication by which all persons participating in the meeting are able to hear and be heard by all other participants.

33.               Selection of Chairperson.  The Board of Directors shall elect 1 (One) of the Directors as Chairperson by Resolution of the Board of Directors.  The Chairperson of the Board of Directors shall preside over all meetings of the Board of Directors and shall have the power and duty to call meetings, to take initiatives and to give advice in respect of the policies of the Company.

34.               Absence of Chairperson.  Should the Chairperson be absent, another Director selected by the Board of Directors shall be appointed as Chairperson of the meeting.

35.               Notice.  Meetings of the Board of Directors may be called by the Chairperson.  Not less than 20 (Twenty) days’ notice of a meeting shall be given to each Director by recorded hand delivery, mail or facsimile as appropriate.  Such notice to any Director may be waived by the Director and shall be deemed waived by the presence of the Director or his/her proxy at the meeting.

36.               Quorum.  The quorum for all meetings of the Board of Directors shall be a majority of all Directors present in person or by proxy.

37.               Resolutions.  All Resolutions of the Board of Directors must be approved by a simple majority of the Directors present, in person or by proxy, at any Board of Directors’ meeting, unless otherwise provided herein.  No Resolution is binding on the Company unless so approved.  Each Director or his/her proxy shall have one vote.

38.               Proxies.  Each Director shall have the power to appoint another Director to act as his/her proxy at any Board of Directors’ meeting. That Director’s removal as a proxy shall be effected in writing delivered by hand, registered air mail or by facsimile addressed to the Chairperson of the Board of Directors of the Company.  The appointment of a proxy shall terminate automatically if the appointing Director ceases for any reason to be a Director.

39.               Resolution without Meeting.  The Board of Directors may pass a Resolution without holding a Board meeting.  Such Resolution shall be valid and enforceable as if it were passed at a Board meeting if all Directors of the Company vote in favor of the Resolution in writing.  The signature of the Directors may be contained in a single document or may consist of several documents, all in like form. For the purpose of this Article, “in writing” and “signed” include approval by facsimile or email.  The duly signed Resolution shall be delivered to the Chairperson and placed with the minutes of the Company.

40.               Indemnification of Directors.  A Director shall not be personally liable for any act or omission except those involving fraud or willful wrongdoing.  The Company shall indemnify all Directors and

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Managers of the Company against all expenses incurred by such persons related to the defense or settlement of any claim, petition, action or suit arising from such person having been a Director or Manager of the Company, except where the Director’s or Manager’s wrongful act involves fraud or willful wrongdoing.

41.               Delegation of Authority.  The Board of Directors may, subject to Cambodian law, appoint one or more of its members or other persons or appoint a Manager to carry out the Company’s business under the Board of Directors’ supervision or may duly execute a power of attorney to entrust to and confer upon such other persons such powers as they think fit and for such time as they think expedient and they may confer such powers collaterally with, or to the exclusion of, or in substitution for, all or any of the powers of the Board of Directors on their behalf and may from time to time revoke, withdraw, alter or vary any of such powers.

42.               Mandatory Resolutions.  A Resolution of the Board of Directors shall be required before the Company, or any of its Directors or Managers on behalf of the Company, undertakes any of the following:

42.1             To enter into any guarantee or engage in any activities which decreases the Company’s fixed assets.

42.2             To enter into any contracts or obligations or incur any capital expenditure for the acquisition of the Company’s fixed assets worth more than US$50,000 (Fifty Thousand United States Dollars).

42.3             To declare any dividend or recommend issuance of any new shares in the Company or change the Company’s capital structure.

42.4             To create or agree to create any mortgages, liens, charges, or other encumbrances over the Company’s assets worth more than US$50,000 (Fifty Thousand United States Dollars).

42.5             To create, issue or agree to create or issue any share or loan capital or give any option in respect of any share or loan capital.

42.6             To set the salaries and other compensation for Managers of the Company.

42.7             To fix the salary or other compensation for Directors subject to approval by the Shareholders.

42.8             To authorize the transfer, sale, encumbrance, pledge, devise, or other disposition of either shares pursuant to Article 14 of these Articles.

CHAPTER VI

Profit, Increase in Capital, Dividends and Reserves

43.         Reserve Funds.  The Company must annually appropriate to a reserve fund those sums required by Cambodian law.

44.         Dividends.  Dividends as appear to the Board of Directors to be justified shall be paid to the different Classes of Shareholders in the proportion as set forth in these Articles of Incorporation.  Dividends may be paid wholly or partly in cash or in non-cash consideration.  Retained earnings may be combined with the profits of the relevant fiscal year for the purpose of distributing dividends.

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45.         Notice of Dividend.  Notice of any dividend that may have been declared shall be given by letter to the Shareholders.

46.         Losses.  If the Company has incurred losses, no dividend may be paid until such losses have been recovered.

47.         Increase of Capital.  The Board of Directors may increase the capital of the Company by issuing new shares or by increasing the par value of already issued shares.  The Shareholders shall have the right to purchase new shares pro rata to their existing shareholdings, before such shares are offered to other Shareholders or future Shareholders.

CHAPTER VII

Books, Accounts and Auditors

48.         Fiscal Year.  The fiscal year of the Company shall start on January 1 and end on December 31 or on such other dates as the Board of Directors may from time to time determine.  For the first year of operations, the fiscal year shall start from the date of registration of the Company and end on December 31 of that year.

49.         Balance Sheets.  The balance sheets and profit and loss accounts of the Company shall be prepared and audited in accordance with the international accounting practices recognized by the Ministry of Economy and Finance of Cambodia.

50.         Accounts.  The Board of Directors shall cause true and complete accounts to be kept of the sums received and expended by the Company, all sales and purchases of goods and services by the Company, of the matters in respect of which each receipt or expenditure takes place, and of the assets and liabilities of the Company.  Such books of account shall give a true and fair view of the state of the Company’s affairs and explain its transactions.

51.         Financial Record Keeping.  The Board of Directors shall cause a balance sheet and profit and loss statement to be made at least once every 12 (Twelve) months, as of the end of each fiscal year of the Company.  All certificates, books and statements of the Company shall be kept at the registered office of the Company or such other place as the Board of Directors may determine from time to time, and shall be written in the English language with translation into the Khmer language as required.  A copy of every balance sheet and profit and loss account which is to be paid before the Company in a general meeting of the Shareholders, together with the report of the Directors and the report of the Company’s auditors, shall be sent to every Shareholders and the auditors no less than 21 (Twenty-One) days prior to the date of such general meeting.

CHAPTER VIII

Liquidation

52.         Liquidation.  The Company may cease its activities and liquidate by a Special Resolution of the Shareholders under any one of the following conditions:

a.                               Acts of God causing impossibility of execution of the purpose of the Company or the operation of the Company’s business; or

b.                              Other situations as decided by the Board of Directors.

The Company can also be dissolved through legal court action with reasonable cause.

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53.         Procedure.  In the event of liquidation, the Board of Directors shall prepare a plan for dissolution which, after approval by the Shareholders, shall divide the assets and liquidate the Company in accordance with that plan.  In the event the Shareholders cannot agree on a plan for dissolution then the Shareholders shall submit the case to a competent court for settlement according to law.  The procedure for dissolution of the Company outside of court shall be implemented in accordance with Cambodian laws.

CHAPTER IX

Miscellaneous

54.         Authorized Signatories.  Only the signatures of any two (2) Directors accompanied with the Company seal shall bind the Company, unless one or more other persons are specifically authorized by a Resolution of the Board of Directors to sign on behalf of the Company.  No Shareholder or Manager of the Company serving only in such capacity shall have the authority to bind the Company.

55.         Amendment.  Any addition or amendment to the Articles of Incorporation of the Company shall require a Special Resolution of the Shareholders. All changes to the Company form, name, address, and transfer of shares shall be registered at the Ministry of Commerce or as required by law.

56.         Dispute Resolution.  Any disputes between Shareholders and/or Directors shall be resolved amicably by the parties. Should the dispute not be resolved in this manner, the dispute shall be subject to final decision by the competent court of justice.

Date:

The Shareholders of the Company hereby adopt these Articles of Incorporation.

Mr. MEY Thoul	ELIXIR GAMING TECHNOLOGIES (CAMBODIA) CO., LIMITED
By its authorized representative

Mr. MEY Thoul	Mr. CHUNG Yuk Man

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